UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 12, 2014
Date of Report (Date of Earliest Event Reported)

Morgan Stanley Bank of America Merrill Lynch Trust 2013-C8
(Exact name of issuing entity)

Bank of America, National Association
(Exact name of sponsor as specified in its charter)

Morgan Stanley Mortgage Capital Holdings LLC
(Exact name of sponsor as specified in its charter)

Banc of America Merrill Lynch Commercial Mortgage Inc.
(Exact name of registrant as specified in its charter)

New York	333-177707-01	38-3900538 38-3900539 38-3900540 38-7086332
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation or organization of the issuing entity)	File Number of issuing entity)	Identification No.)

c/o Wells Fargo Bank, N.A.
9062 Old Annapolis Road
Columbia, Maryland 21045
(Address of principal executive offices of the issuing entity)

(646) 855-1767
Registrant’s telephone number, including area code

Former name or former address, if changed since last report:  Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On February 21, 2013, Banc of America Merrill Lynch Commercial Mortgage Inc. (the “Registrant”) caused the issuance, pursuant to a pooling and servicing agreement, dated as of February 1, 2013 (the “Pooling and Servicing Agreement”), among the Registrant, as depositor, Wells Fargo Bank, National Association, as master servicer, NS Servicing II, LLC, as special servicer, U.S. Bank National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, certificate registrar and authenticating agent, Wells Fargo Bank, National Association, as custodian, and Situs Holdings, LLC, as trust advisor, of the Morgan Stanley Bank of America Merrill Lynch Trust 2013-C8, Commercial Mortgage Pass-Through Certificates, Series 2013-C8 (the “Certificates”).

The Certificates represent, in the aggregate, the entire beneficial ownership in the Morgan Stanley Bank of America Merrill Lynch Trust 2013-C8 (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement.  The assets of the Issuing Entity consist primarily of 54 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on 62 commercial, multifamily and manufactured housing community properties.

The Mortgage Loan identified as the “Chrysler East Building” on Schedule II to the Pooling and Servicing Agreement (the “Chrysler East Building Mortgage Loan”), which is an asset of the Issuing Entity, is part of a loan combination (the “Chrysler East Building Non-Serviced Loan Combination”) that includes the Chrysler East Building Mortgage Loan and two other pari passu loans which are not assets of the Issuing Entity (collectively, the “Chrysler East Building Non-Serviced Companion Loan”).  The Chrysler East Building Non-Serviced Loan Combination, including the Chrysler East Building Mortgage Loan, is being serviced and administered under the pooling and servicing agreement, dated as of January 1, 2013 (the “MSBAM 2013-C7 Pooling and Servicing Agreement”), among Morgan Stanley Capital I Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and special servicer, U.S. Bank National Association, as trustee, certificate administrator, certificate registrar and authenticating agent, and Wells Fargo Bank, National Association, as custodian, and Situs Holdings, LLC, as trust advisor, relating to the Morgan Stanley Bank of America Merrill Lynch Trust 2013-C7 securitization transaction into which the lead Chrysler East Building Non-Serviced Companion Loan was deposited.  The MSBAM 2013-C7 Pooling and Servicing Agreement is attached hereto as Exhibit 4.1.

As disclosed in the Prospectus Supplement filed by the Issuing Entity pursuant to Rule 424(b)(5) with respect to the Certificates on February 15, 2013 (the “Prospectus Supplement”), the terms and conditions of the MSBAM 2013-C7 Pooling and Servicing Agreement applicable to the servicing of the Chrysler East Building Mortgage Loan are substantially similar (except as noted in the Prospectus Supplement) to the terms and conditions of the Pooling and Servicing Agreement, as described under “DESCRIPTION OF THE MORTGAGE POOL” and “SERVICING OF THE MORTGAGE LOANS” in the Prospectus Supplement, applicable to the servicing of the Mortgage Loans (other than the Chrysler East Building Mortgage Loan).

Item 9.01.	Financial Statements and Exhibits.

(d)           Exhibits

Exhibit 4.1
Pooling and Servicing Agreement, dated as of January 1, 2013, among Morgan Stanley Capital I Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and special servicer, U.S. Bank National Association, as trustee, certificate administrator, certificate registrar and authenticating agent, Wells Fargo Bank, National Association, as custodian, and Situs Holdings, LLC, as trust advisor, relating to the Morgan Stanley Bank of America Merrill Lynch Trust 2013-C7 Commercial Mortgage Pass-Through Certificates, Series 2013-C7.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANC OF AMERICA MERRILL LYNCH COMMERCIAL MORTGAGE INC.
(Registrant)
Date: March 12, 2014
	By:	/s/ Leland F. Bunch
Name: Leland F. Bunch
Title: Senior Vice President

INDEX TO EXHIBITS
Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
4.1

Pooling and Servicing Agreement, dated as of January 1, 2013, among Morgan Stanley Capital I Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and special servicer, U.S. Bank National Association, as trustee, certificate administrator, certificate registrar and authenticating agent, Wells Fargo Bank, National Association, as custodian, and Situs Holdings, LLC, as trust advisor, relating to the Morgan Stanley Bank of America Merrill Lynch Trust 2013-C7 Commercial Mortgage Pass-Through Certificates, Series 2013-C7.
(E)